Exhibit 10.2

April 23, 2020

Reference is made to that certain Senior Leadership Retention and Severance Plan (effective January 27, 2016, with Exhibit A updated as of August 22, 2018) (the “Plan”).

The undersigned (“Participant”) hereby consents to a reduction in Participant’s base salary equal to 25% of Participant’s base salary on the date set forth above, which reduction will be effective beginning at 12:01 am on April 26, 2020 and ending at 11:59 p.m. on June 20, 2020 (the “Reduction”), and acknowledges and agrees that the occurrence of the Reduction shall not constitute Good Reason and, accordingly, in the event Participant terminates Participant’s employment in reliance on or as a result of the Reduction, Participant shall not be entitled to the benefits described in Section 3(a) of the Plan (or, for clarity, Section 3(b) of the Plan).

For clarity, this consent is with respect to the reduction in Participant’s base salary only as described above and, specifically, only until 11:59 p.m. on June 20, 2020. Thereafter, the terms of the Plan, without regard to this consent, shall apply.

ACKNOWLEDGED AND AGREED

Signature: ________________________________

Name:___________________________________
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